105035/291N01!.DOC
     Lincoln  New  York  Separate  Account  N  for  Variable  Annuities
                               Lincoln ChoicePlus
           Supplement to the Prospectus dated May 12, 2000
                            Effective June 16, 2000

     This Supplement describes a change that is being made to your Lincoln ChoicePlus variable annuity contract. Please keep this Supplement with your current Lincoln ChoicePlus Prospectus and retain it for reference. The change discussed in this Supplement modifies the description of underlying funds as set forth in the May 12, 2000, Prospectus.

     On page 11 of the Prospectus, number 21 should be replaced in its entirety with the following:

     21. Delaware Premium Social Awareness Series: Seeks long-term growth by investing in stocks of mid-size and large companies expected to grow over time that also meet certain criteria of social responsibility.